UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

January 16, 2007

Date of report (Date of earliest event reported)

ADVO, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11720	06-0885252
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

One Targeting Centre, Windsor, Connecticut 06095

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (860) 285-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 5.02 (b)

On January 16, 2007, John D. Speridakos announced his resignation as Vice President and Controller (principal accounting officer) of ADVO, Inc. (the “Company”), effective February 4, 2007, to pursue other career opportunities.

Item 5.02 (c)

On January 20, 2007, the Company appointed Hal Manoian as its Vice President and Controller (principal accounting officer), effective February 4, 2007. Mr. Manoian has held various accounting and financial management positions with the Company since 1989, including most recently Director of Accounting, Compliance and Internal Controls. No family relationship exists between Mr. Manoian and any other officer or director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVO, Inc.

Date: January 22, 2007

By:  /s/  STEPHEN L. PALMER

        Stephen L. Palmer

        Corporate Secretary